UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2013

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

000-23777

(Commission File Number)

PA	23-2939222
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania	18503-1848
(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2013, Penseco Financial Services Corporation (the “Company”) issued a press release announcing the Company’s unaudited financial results for the three and nine month periods ended September 30, 2013. The press release is included as Exhibit 99.1 to this current report and is furnished herewith.

Item 8.01 Other Events.

The information set forth under the captions “Agreement and Plan of Merger”, “Forward-Looking Statements” and “Additional Information About the Transaction and Where to Find It” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated November 1, 2013, announcing the Company’s unaudited financial results for the three and nine month periods ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ CRAIG W. BEST
Craig W. Best
President and CEO
(Principal Executive Officer)

Date: November 1, 2013

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